Exhibit 99.1

Investor Presentation September 2022 EXTERNAL CYBERSECURITY

Safe Harbor Disclaimer and Forward-Looking Statements Statements in this presentation may constitute “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, including statements related to plans, strategies and objectives of management, our business prospects, our systems and technology, product innovation, and our competitive position, are forward-looking statements. The words “will,” “may,” “believes,” “anticipates,” “thinks,” “expects,” “estimates,” “plans,” “intends,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. The inclusion of any statement in this communication does not constitute an admission by ZeroFox or any other person that the events or circumstances described in such statement are material. In addition, new risks may emerge from time to time and it is not possible for management to predict such risks or to assess the impact of such risks on our business or financial results. Accordingly, future results may differ materially from historical results or from those discussed or implied by these forward-looking statements. Given these risks and uncertainties, the reader should not place undue reliance on these forward-looking statements. These risks and uncertainties include, but are not limited to, the following: our ability to recognize the anticipated benefits of the business combination; defects, errors, or vulnerabilities in ZeroFox’s platform, the failure of ZeroFox’s platform to help customers minimize cyber attacks on their assets, misuse of ZeroFox’s platform, or risks of product liability claims would harm ZeroFox’s reputation and adversely impact our business, operating results, and financial condition; if ZeroFox’s platform offerings do not interoperate with our customers’ network and security infrastructure, or with third-party products, websites or services, our results of operations may be harmed; we may not timely and cost-effectively scale and adapt our existing technology to meet our customers’ performance and other requirements; our ability to introduce new products and solutions and features is dependent on adequate research and development resources and our ability to successfully complete acquisitions; our success depends, in part, on the integrity and scalability of our systems and infrastructure; we rely on third-party cloud providers, such as Microsoft Azure, Amazon Web Services, and Cloudflare, to host and operate our platform, and any disruption of or interference with our use of these offerings may negatively affect our ability to maintain the performance and reliability of our platform which could cause our business to suffer; we rely on software and services from other parties; ZeroFox has a history of losses, and we may not be able to achieve or sustain profitability in the future; if organizations do not adopt cloud, and/or SaaS-delivered external cybersecurity solutions that may be based on new and untested security concepts, our ability to grow our business and our results of operations may be adversely affected; we have experienced rapid growth in recent periods, and if we do not manage our future growth, our business and results of operations will be adversely affected;

Safe Harbor Disclaimer and Forward Looking Statements we face intense competition and could lose market share to our competitors, which could adversely affect our business, financial condition, and results of operations; competitive pricing pressure may reduce revenue, gross profits, and adversely affect our financial results; adverse general and industry-specific economic and market conditions and reductions in customer spending, in either the private or public sector, including as a result of geopolitical uncertainty such as the ongoing conflict between Russia and Ukraine, may reduce demand for our platform or products and solutions, which could harm our business, financial condition and results of operations; the COVID-19 pandemic could adversely affect our business, operating results, and financial condition; if we fail to adapt to rapid technological change, evolving industry standards and changing customer needs, requirements or preferences, our ability to remain competitive could be impaired; if we are unable to maintain successful relationships with our channel partners, or if our channel partners fail to perform, our ability to market, sell and distribute our platform will be limited, and our business, financial position and results of operations will be harmed; we target enterprise customers and government organizations, and sales to these customers involve risks that may not be present or that are present to a lesser extent with sales to smaller entities; historically, one U.S. government customer has accounted for a substantial portion of IDX’s revenues and is expected to account for a substantial portion of our revenues following the business combination; we may need to raise additional capital to maintain and expand our operations and invest in new solutions, which capital may not be available on terms acceptable to us, or at all, and which could reduce our ability to compete and could harm our business; there may not be an active trading market for our common stock, which may make it difficult to sell shares of our common stock; our common stock price may be volatile due to factors outside of our control; the convertible notes issued in connection with the business combination may impact our financial results, result in the dilution of our stockholders, create downward pressure on the price of our common stock, and restrict our ability to raise additional capital or take advantage of future opportunities; we rely heavily on the services of our senior management team, and if we are not successful in attracting or retaining senior management personnel, we may not be able to successfully implement our business strategy; and our management has limited experience in operating a public company. Additional information concerning these, and other risks, is described under “Risk Factors” in the Amendment No. 1 to registration statement on Form S-1 filed on September 27, 2022. We expressly disclaim any obligation to update any of these forward-looking statements, except to the extent required by applicable law.

Safe Harbor Disclaimer and Forward Looking Statements This presentation references non-GAAP financial measures, including non-GAAP gross profit, non-GAAP gross margin, non-GAAP subscription gross profit and non-GAAP subscription gross margin. Non-GAAP financial measures should be considered in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP. The use of these non-GAAP measures is limited as they include and/or do not include certain items not included and/or included in the most directly comparable GAAP measure. You should be aware that the Company’s presentation of these measures may not be comparable to similarly-titled measures used by other companies. Please refer to the Supplemental Financial Information section of this presentation for a reconciliation of the Non-GAAP financial measures included in this presentation to the most directly comparable GAAP measures. Market and Industry Data Information contained in this presentation concerning the market and the industry in which we compete, including general expectations of market opportunities and market sizes, are based on information from various third-party sources, publicly available information, various industry publications, internal data and estimates, and assumptions made by us based on such sources and our knowledge of the external cybersecurity market and data breach response market. Internal data and estimates are based upon information obtained from trade and business organizations and other contacts in the markets in which we operate and our management’s understanding of industry conditions. This information and any estimates provided herein involve numerous assumptions and limitations, and you are cautioned not to give undue weight to such information. Third-party sources generally state that the information contained in such sources have been obtained from sources believed to be reliable. Although we believe that such information is reliable, there can be no assurance as to the accuracy or completeness of such information. Industry and market data could be wrong because of the method by which sources obtained their data and because information cannot always be verified with complete certainty due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties. We have not independently verified any third-party information and each publication speaks as of its original publication date (and not as of the date of this presentation). In addition, we do not know all of the assumptions regarding general economic conditions or growth that were used in preparing the forecasts from the sources relied upon or cited herein. The industry in which we operate is subject to a high degree of uncertainty and risk. As a result, the estimates and market and industry information provided in this presentation are subject to change.

Strategy, Vision & Opportunity

ZeroFox Exposes, Disrupts & Responds to Threats Outside the Perimeter

ZeroFox At a Glance Category leader in External Cybersecurity Protect enterprises from threats outside the perimeter Key Metrics Cloud-native SaaS platform combining advanced analytics, threat intelligence, $85M $61M adversary disruption and response 1H FY23 2Q23 Revenue* ARR** Large and growing enterprise customer base across all major verticals 2,100 Total Customers *Pro forma combined basis **ZeroFox stand-alone

The Next Significant Cybersecurity Category External Edge Internal External Cybersecurity Cloud Network Endpoint Email Identity

Your assets live beyond the perimeter …so do the attackers

External Cyber Attacks Are Increasing 307% 600% 88% Increase in account Increase in domain CISOs reported an takeover attacks over the security alerts year increase in external last 2 years over year attacks to their org Source: ZeroFox Intelligence

Solving the External Cybersecurity Problem Requires a Platform-Based Approach

The ZeroFox External Cybersecurity Platform
ZeroFox Protection
Brands
Executives
Individuals
Domains
Social Media
Mobile Apps
Credit Cards
Impersonation Detection
Anti-Phishing Protection
Fraud Detection
Dark Web Monitoring
Data Leakage Detection
3rd Party Risk
Internet Infrastructure
ZeroFox Intelligence
Cyber Threat Intelligence
Physical Security Intelligence
On Demand Investigations
Dedicated Analysts
Dark Web Operatives
Intelligence Search & Feeds
Breach Intelligence
ZeroFox Disruption
Domain Takedowns
Social Inline Remediation & Takedowns
PII Takedowns
Automated Blocking Actions
Global Disruption Network
ZeroFox Response
Incident Response
Breach Notifications & Call Center Services
Identity Protection & Restoration
Cyber Law & Insurance Collaboration
AI + HUMINT
OnWatch™
Managed Intelligence Service | Multiple Global 24 x 7 SOCs | Intelligence Experts | Alert Validation | Escalations | Support
Global Intelligence from Internet
ZeroFox Artificial Intelligence
Collect
Process
Analyze
Alert
Disrupt
INTEGRATIONS
App Library (700+)
Intelligence
Analytics
SIEM & SOAR
ITSM
Investigation
Vulnerability & Risk
Endpoint & Network
Tor
elastic
splunk>
servicenow
MALTEGO
tenable
paloalto
cisco
CTI Telemetry
AI
Data Services
Raw Threat Data
Enriched Threat Data
Global Disruption
IOA/IOC Data Feeds
Black List Integrations

ZeroFox+IDX = Unified External Cybersecurity ZeroFox IDX > Digital Risk & Response > Cyber Threat Protection > Adversary > Incident

The ZeroFox External Cybersecurity Platform
ZeroFox Protection
Brands
Executives
Individuals
Domains
Social Media
Mobile Apps
Credit Cards
Impersonation Detection
Anti-Phishing Protection
Fraud Detection
Dark Web Monitoring
Data Leakage Detection
3rd Party Risk
Internet Infrastructure
ZeroFox Intelligence
Cyber Threat Intelligence
Physical Security Intelligence
On Demand Investigations
Dedicated Analysts
Dark Web Operatives
Intelligence Search & Feeds
Breach Intelligence
ZeroFox Disruption
Domain Takedowns
Social Inline Remediation & Takedowns
PII Takedowns
Automated Blocking Actions
Global Disruption Network
ZeroFox Response
Incident Response
Breach Notifications & Call Center Services
Identity Protection & Restoration
Cyber Law & Insurance Collaboration
AI + HUMINT
OnWatch™
Managed Intelligence Service | Multiple Global 24 x 7 SOCs | Intelligence Experts | Alert Validation | Escalations | Support
Global Intelligence from Internet
ZeroFox Artificial Intelligence
Collect
Process
Analyze
Alert
Disrupt
INTEGRATIONS
App Library (700+)
Intelligence
Analytics
SIEM & SOAR
ITSM
Investigation
Vulnerability & Risk
Endpoint & Network
Tor
elastic
splunk>
servicenow
MALTEGO
tenable
paloalto
cisco
CTI Telemetry
Data Services
Raw Threat Data
Enriched Threat Data
Global Disruption
IOA/IOC Data Feeds
Black List Integrations

ZeroFox + IDX Synergies > Accelerate Platform Roadmap â—‹ Accelerate multi-pillar external cybersecurity strategy â—‹ Leverage IDX large customer base and intelligence capabilities > Accelerate Globalization â—‹ 100% of IDX business is U.S.-based â—‹ Leverage ZeroFox’s international go-to-market capability > Accelerate Revenue Revenue â—‹ Current ZeroFox customers have new best-of-breed capabilities and products â—‹ IDX customers require new protection capabilities

Multiple Growth Drivers Agenda Land New Customers Expand Existing Customers International Expansion Rapid Innovation

The ZeroFox Competitive Advantage Unified External Cybersecurity Protection Disruption Response

Why We Win Best-in-class protection, intelligence, disruption & response Rapid pace of Unrelenting focus innovation on our customers and execution Breadth of Experience platform & & scale capabilities

Platform Overview

Unified External Cybersecurity Platform Cloud-native platform combines advanced threat intelligence, disruption, and response

The ZeroFox External Cybersecurity Platform
ZeroFox Protection
Brands
Executives
Individuals
Domains
Social Media
Mobile Apps
Credit Cards
Impersonation Detection
Anti-Phishing Protection
Fraud Detection
Dark Web Monitoring
Data Leakage Detection
3rd Party Risk
Internet Infrastructure
ZeroFox Intelligence
Cyber Threat Intelligence
Physical Security Intelligence
On Demand Investigations
Dedicated Analysts
Dark Web Operatives
Intelligence Search & Feeds
Breach Intelligence
ZeroFox Disruption
Domain Takedowns
Social Inline Remediation & Takedowns
PII Takedowns
Automated Blocking Actions
Global Disruption Network
ZeroFox Response
Incident Response
Breach Notifications & Call Center Services
Identity Protection & Restoration
Cyber Law & Insurance Collaboration
AI + HUMINT
OnWatch™
Managed Intelligence Service | Multiple Global 24 x 7 SOCs | Intelligence Experts | Alert Validation | Escalations | Support
Global Intelligence from Internet
ZeroFox Artificial Intelligence
Collect
Process
Analyze
Alert
Disrupt
INTEGRATIONS
App Library (700+)
Intelligence
Analytics
SIEM & SOAR
ITSM
Investigation
Vulnerability & Risk
Endpoint & Network
Tor
elastic
splunk>
servicenow
MALTEGO
tenable
paloalto
cisco
CTI Telemetry
AI
Data Services
Raw Threat Data
Enriched Threat Data
Global Disruption
IOA/IOC Data Feeds
Black List Integrations

# How It Works

### Identify Key Assets

- Brands & Products
- Domains
- Executives
- Locations
- Social Accounts
- 3rd Party Risk
- Internet Infrastructure

### Collect Intelligence

- Surface web
- Deep and dark web
- Social media
- Mobile apps
- Botnets
- Domains
- Marketplaces

### Analyze and Alert

- Machine Learning
- Image Comparison
- Sentiment Analysis
- Deep Fake Analysis
- Advanced Tradecraft
- Linguistics
- Unique Underground Access

### Disrupt and Respond

- Takedowns
- Adversary Disruption
- Global Disruption Network
- Investigation
- Incident Response
- Breach Response

**Collect** — **Process** — **Analyze** — **Alert** — **Disrupt**

**ZeroFox Artificial Intelligence**

Digital Risk Protection Protection Across The Public Attack Surface Cover Your External Assets Protect domains, executives and brands across the surface, deep and dark web Quickly Detect & Alert to New Threats AI-powered platform to detect hidden threats with 24x7x365 SOC validation and triage Adversary Disruption & Takedowns Leverage a Global Disruption Network to block fraud and dismantle infrastructure    CRITICAL ALERT

Dark Web Monitoring & Dark Ops Gain Awareness of Attack Plans & Breaches, Directly Engage the Underground Monitor the Dark Web Continuously AI and human intelligence collection alerts to data leakage, attack chatter and ransomware Directly Engage the Criminal Underground AI-powered to detect hidden threats with 24x7x365 SOC validation and triage OnDemand Assessment of Investigation Active Attack Conduct In-Depth, Custom Investigations Campaigns & Actors Correlate threat data, research campaigns, and investigate actors based on your RFIs

Adversary Disruption Remove Fraud at Scale & Disrupt Adversary Infrastructure Take Down Malicious Content Quickly remove spoofed domains, impersonations, offending content and more Speed Time to Disruption Proactively disrupt attack infrastructure and block access to offending content to minimize exposure Streamline Remediation Workflow Instantly share indicators with hundreds of provider partners via Global Disruption Network to scale response quickly and easily

Cyber Threat Intelligence Differentiated Data & Expertise to Reduce Risk Investigate Petabytes of Threat Data & Finished Intelligence AI and human intelligence collection deliver context-rich threat data and actionable intelligence reports Integrate Unique Intel Into Your Tools Power up your security stack with turn-key integrations that bring unique insights to your security teams On-Demand Intelligence Analysis Support better decision-making with cyber, physical, and geopolitical intelligence according to your PIRs

Physical Security Intelligence Protect Your People & Worksites Gain Situational Awareness of Critical Public Safety Events Alert to violence, physical security incidents and natural disasters affecting locations    Access Timely, Validated Intelligence Analysis, validation and context provided for each alert by a team of expert PSI analysts Configure to Your Locations of Interest Defined location and radius configured for cities, states, countries or street addresses

Breach Response Rapidly Respond & Protect Impacted Parties Deliver Timely and Compliant Breach Notifications Rapidly notify impacted customers with compliant digital or physical notifications    Provide Comprehensive Support Leverage live, US-based call center to help bring breach victims peace of mind Protect Breach Victims with Identity & Privacy Monitoring Easily enroll and protect impacted populations with SaaS-based platform

Platform Demo

Outpacing Competitors with Rapid Innovation Delivered over 200 new platform features in 1H FY23 Intelligence Search, Global Intelligence Feeds, Requests for Information automation Key themes include: Protection—enhancements to domain, social and impersonation protection Intelligence—Intelligence Search enhancements and continuing to expand breadth and depth of intelligence data Disruption—continuous improvements to the speed and effectiveness of adversary disruption capabilities Response—further integration of ZeroFox & IDX platforms and increased automation

Driving Growth & Go-To-Market

Channel First Go-To-Market Global Channel Partner Program (VARs, Distributors, MSSPs, OEM, Strategic Partners) New Sales Account Management New Customer Acquisition Renewals, Expansion Sales Engineers Direct Sales & Account Management segmented by Named Accounts and Territories

Multiple Growth Drivers Agenda Land New Customers Expand Existing Customers International Expansion Rapid Innovation

Land New Customers Expanding sales capacity Winning more large enterprise deals Increasing contribution from channel partners Increasing awareness and marketing

Expand Existing Customers Increasing number and types of assets protected and takedown volumes Cross-sell additional platform capabilities Continue to invest in account management and customer experience

International Expansion sales

Rapid Innovation Continuous release of new features significantly expands platform value Increases cross-sell and upsell capabilities Positively impacts customer experience

Case Study: Leading Aerospace Problem Agenda Manually managing threat intelligence, domain, mobile app, digital and social media security challenges using spreadsheets Challenges prioritizing alerts Legal team was handling remediation efforts manually with security intelligence team Use Cases Threat intelligence Dark Web Monitoring Domain Protection Social Media Monitoring Executive Protection Takedowns Why ZeroFox Breadth of platform capabilities resulted in customer foregoing POC and selecting ZeroFox Result Significant new customer win

Case Study: Fortune 500 Bank Agenda Problem Initial concerns around executive and brand impersonations Significant growth in threats resulted in the need for an increase in takedown volumes Bank also interested in adding threat intelligence to detect more cyber threats as well as physical security threats Use Cases Executive Protection Threat Intelligence Brand Protection Physical Security Intelligence Takedowns Why ZeroFox Delivered high value with initial use case Vision and breadth of platform capabilities Result 143% increase in Annual Contract Value

Case Study: Largest Breach Response Contract in History U.S. Awards Identity-Protection Contract Following OPM Breach IDX lands contract to monitor risks for people whose data Millions of Federal Employees were stolen Protected Generates $83M in Annual Revenue Catalyst for Significant New Wins $133M Initial $460M Next Program Contract Extension Renewal Funded Through 2015 2018 2024 2027

Financial Highlights

Revenue Growth Driven by Subscription 26% YoY Growth

Growth in Breach Response

ARR and Customer Growth Note: We define Annual Recurring Revenue (“ARR) as the annualized contractual value of all recurring revenue related to contracts in place at the end of the reporting date assuming any contract is renewed on its existing terms. We continue to include ARR from customers whose term has expired within 90 days of the applicable measurement date for which we are actively negotiating renewal. We define a customer as any entity that has entered into a distinct subscription agreement for access to the ZeroFox platform for which the term has not ended or with which we are continuing to provide service and negotiating a renewal contract that expired within 90 days of the applicable measurement date. We do not consider our channel partners as customers, and we treat managed service security providers, who may purchase our products on behalf of multiple companies, as a single customer.

ZeroFox Gross Margin* See Supplemental Financial Information for GAAP to Non-GAAP reconciliation

IDX GAAP Gross Margin

   Investing For Growth Foundation for Scale & Future Operating Leverage * See Supplemental Financial Information for GAAP to Non-GAAP reconciliation

IDX Profitability Profile

Supplemental Financial Information

Non-GAAP Financial Measures In addition to our results determined in accordance with GAAP, we believe the following non-GAAP measures are useful in evaluating our operating performance. We use the following non-GAAP financial information to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance by excluding certain items that may not be indicative of our business, results of operations or outlook. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. Other companies, including companies in our industry, may calculate similarly titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. For example, free cash flow is not a substitute for cash used in operating activities. Additionally, the utility of free cash flow as a measure of our liquidity is limited as it does not represent the total increase or decrease in our cash balance for a given period. A reconciliation is provided below for each non-GAAP financial measure to the most directly comparable financial measure stated in accordance with GAAP. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate our business. Non-GAAP Gross Profit and Non-GAAP Gross Margin We define non-GAAP gross profit and non-GAAP gross margin as GAAP gross profit and GAAP gross margin, respectively, excluding stock-based compensation expense and amortization of acquired intangible assets. We believe non-GAAP gross profit and non-GAAP gross margin provide our management and investors consistency and comparability with our past financial performance and facilitate period-to-period comparisons of operations, as these measures eliminate the effects of certain variables unrelated to our overall operating performance. Non-GAAP Loss from Operations We define non-GAAP loss from operations as GAAP loss from operations, excluding stock-based compensation expense, amortization of acquired intangible assets, and public company offering costs. We believe non-GAAP loss from operations provide our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as these measures eliminate the effects of certain variables unrelated to our overall operating performance.

ZeroFox Income Statement (unaudited) 1Q21 2Q21 3Q21 4Q21 FY21 1Q22 2Q22 3Q22 4Q22 FY22 1Q23 2Q23 (dollars in thousands} Revenue $ 5,566 $ 5,939 $ 6,957 $ 10,076 $ 28, 538 $ 10,987 $ 11,703 $ 11,916 $ 12,827 $ 47,433 $ 13,591 $ 15,152 Cost of revenue 1,906 1,479 2,244 4,017 9,646 3,615 4,118 4,279 4,345 16,357 4,149 4,480 Gross profrt 3,660 4,460 4,713 6,059 18,892 7,372 7,585 7,637 8,482 31,076 9,342 10,672 Operating expenses: Re search and development 1,491 1,335 1,391 1,725 5,942 2,389 3..068 3,575 3,778 12,810 3,961 4,062 Sales and marketing 5,638 4,639 4,947 6,242 21,466 6,449 7,595 7,869 7,960 29,873 8,534 9,829 General and administrative 1,715 2,099 2,045 3,822 9,681 I 2,031 3,839 4,759 5,779 16,408 4,946 5,039 Total operating expenses 8,844 8,073 8,383 11,789 37,089 10,869 14,502 16,203 17,517 59,091 17,441 18,930 loss from operations (5,184) (3,613) (3,670) (5,730) (18,197) (3,497) (6,917) (8,566) (9,035) (28,015) (8,099) (8,258) Interest expense, net (405) (586) (597) (645) (2,233} (698) (814) (974) (1,099) (3,585} (1,386) (1,545) loss on extinguishment of debt (566) (852) (1,418) Change in fairvalue of warrant liability (283) 355 (878) (806} (31) (5.289} {1,862) (193) (7,375) (663) (1,396) Total other expense (688) (797) (597) (2,375) (4,457) (729) {6,103) {2,836) (1,292) (10,960} (2,049) (2,941) I {11,402) (10,327) (38,975} (10,148) (11,199) loss before income taxes (5,872) (4,410) (4,267) (8,105) (4,226) (13..020) I (22,6:) I Income taxes 21 27 10 28 15 41 48 (640) ~536l 55 56 Net loss $ (5,893) $ ~4,437) $ (4,277) $ (8,133) I $ (22,740) I $ (4,241) $ ~13..061) $ (11,450) $ (9,687) $l38,439l $ (10,103) $ ~11.255) Stock-based compensation included in: (unaudited) 1Q21 2Q21 3Q21 4Q21 FY21 1Q22 2Q22 3Q22 4Q22 FY22 1Q23 2Q23 (dollars in thousands) Cost of revenue $ 3 $ $ $ $ 3 $ 5 $ 9 $ 26 $ 10 $ 50 $ 10 $ 10 Research and development 22 16 17 17 72 23 24 23 27 97 55 56 Sales and marketing 28 51 25 26 130 40 76 59 47 222 85 130 General and administrative 43 46 46 110 245 65 78 86 98 327 224 282 Total stock-based compensation expense $ 96 $ 113 $ 88 $ 153 1 $ 450 1 $ 133 $ 187 $ 194 $ 182 $ 696 $ 374 $ 478

ZeroFox Balance Sheet (unaudited) Apr20 Jul20 Oct20 Jan21 Apr21 Jul21 Oct21 Jal\22 Apr22 Jul22 (donors in thousands) AsJets Current as.s@ts: cash and cash equivalents $ 18,708 $ 19,974 $ 7,682 $ 13,764 $ 9,102 $ 5,234 $ 4,383 $ 10,274 $ 10,110 $ 2,803 Accounts receivable, net 5;428 3,114 7,396 13,082 11,533 11,286 12,415 17,046 12;476 14,210 Deferred contract ausltlon costs 3/)77 2,994 31J89 4,014 3,770 3,770 4,174 4,594 4,918 Prepaid expenses and otherass.ets 1,331 1174 976 1 1579 21184 1A43 !.!276 2404 21859 Total rurrentass.ets 28,544 27,256 19,143 9 26,228 22,474 22/)11 32,770 29,584 24,790 Property and equ prnent, net 355 332 450 446 488 757 748 694 625 609 ca pltallzed software, ne t 847 863 848 799 787 864 926 914 983 1,082 Deferred contractausltlon costs, net of current 4,548 4,752 5/)42 6,505 5,942 5,906 6,421 7,481 6,869 6,854 Acqu red lnta ngible ass ts, net 15,575 14,982 14,294 15,788 14,999 14,210 13,421 12,631 Goodwill 28,625 28,614 1 28,653 34,844 34,366 35,002 35,002 35,002 Otheras.sets 276 280 279 307 258 257 320 319 344 341 Tota l assets $ 34270 $ 33,483 $ 69,962 s 82,932 I $ 76,650 $ 80,890 $ 79,791 $ 91,390 $ 8628 $ 81,309 I Uabllties, rede@mable convertible pr@f@tr@d current I billtles: Accounts payable $ 923 $ 923 $ 1,199 $ 890 $ 945 $ 2,017 $ 2/)16 $ 4,276 $ 4,181 $ 4,333 Contingent cons eratlon related to business 15/)16 7,871 2,687 114 114 Acaued compensation and expenses and other current llablltles 1,686 2,545 2,855 5,060 2,810 4,107 6,179 7,020 3,319 4,302 Current portion of long-term debt 2,796 938 938 5,970 6/)31 6,094 Deferred revenue 11,786 11,506 19/)41 25,8 1 24,758 25,065 27,111 29,532 32,855 36,019 Tota I rurrent llabll s 17,191 14,974 38,111 39,219 1 31,200 32,241 36,358 46,798 46,386 50,748 Deferred revenue, net 1,753 2,032 2,590 3,103 3,822 4,164 3;435 9,299 6,806 6,326 Long term debt.net 14,504 19,884 19,958 28,575 28,691 36,299 41,165 4S, S03 52,359 52,327 Warrants 1,217 1,026 1/)27 2,: I 2,837 8,126 9,988 10,709 11,891 7,387 Other lla billtles 368 368 368 Tota l liabilities 34,665 37,916 61,686 74,071 66,918 81,198 91,314 112,309 117;442 116,788 Redeemable convertlbl preferred stock 9881 981981 11519 124390 129,404 132,229 13229 1321229 13229 1381129 Stockholders’ deficit Common stock Add Idona I paId-In capita I 2,517 2,640 2,797 2,975 3,117 3,317 3,561 3,873 4,327 4,829 ACaJmulated deficit (101,534) (105,971) (110,248) (118,381) (122,623) (135,683) (147,133) (156,820) (167/)23) (178,278) ACaJmulated other comprehensive (loss) Income (59) (83) (92) (123) (166) (171) (180) (201) (147) (159) Total stockholders’ deficit !99m61 !10314141 j107243l !11916721 !13215371 !143,7521 j1S3,148J p62M3l !17316081 Totalllablllies, redeemable convertible preferred $ 34,570 $ 33,483 $ 69,962 $ 76,650 $ 80,890 $ 79,791 $ 91,390 $ 86,828 $ 81,309

ZeroFox Cash Flow Statement (una udite<l) 1Q21 2Q21 3Q21 4Q21 FY2.1 1Q22 2Q22 3Q22 4Q22 FY22 1Q23 2Q23 (dollars in thoiiSOnds) ca.sh flows from operating activ- ies: Net loss s (5,893) s (4,437) s (4,277) s (8,133) $ (22,740) $ (4,241) $ (13,060) $ (11,451) s (9,687) $ (38,439) s (10,203) s (11,255) Adjustments to reconcile net loss to net cash used Depreciation and amortization 68 66 81 118 33.3 107 129 150 160 546 160 157 Amortization of software development costs 128 130 135 139 532 142 147 151 120 S60 153 162 Amortization of acquired intangible assets 325 593 918 688 756 789 789 3,022 789 790 Amortization of deferred debt issuance costs 153 153 361 361 Steele-based compensation expense 96 113 88 153 450 133 187 194 182 696 374 478 loss on sale of asset 3 3 Provision for bad debts (15) 49 17 51 10 37 (31) 16 (7) Change in fair value of warrants 283 (191) (164) 878 806 31 5,289 1,862 193 7, 375 663 1,396 Change in fair value of contingent considleration 1,440 1,440 (170) 138 (114) (146) loss on extinguishment of dlebt 566 234 800 Oefenred talC2s (636) (636) onca sh interest expense 47 (35) 220 (76) 156 116 81 65 (193) 69 258 265 Olanges in operating assets and liabilities: Accounts receivable 591 2,311 (4,259) (5,758) (7,115) 1,549 442 (1,165) (4,602) (3,n6) 4.578 (1,734) Oefenred contract acquisition costs 253 (120) (385) (2.()06) (2,258) 181 280 (515) (1,463) (1, 511) 192 (309) Prepaid expenses and other assets (644) 153 145 201 (145) (779) (402) 742 155 (284) (1,128) (455) Accounts payable and expenses (676) 858 (286) 2,370 2,266 (2,147) 1,791 2,007 3,115 4,766 (3,797) 1,137 Oefenred revenue (974) (1) 3,400 6,870 9,295 79 (2) 1,319 8,284 9,680 830 2,684 Other lia bilites (368) (368) (26) 4 Net cash used in operating activities (6,721) (602) (4,.928) (2,807) (15,058) (4,.311) (4,214) (5,815) (3,732) (18,072) (7,164) (6,680) cash flows from “nvesting activities: Business acquistion, net of cash acquired (7,235) (7,235) (38) (4,232) 479 (1) (3,792) Purchases of property and ll<!Uipment (40) (43) (69) (112) (264) (149) (173) (142) (108) (572) (97) (148) capita lized software (138) (146) (120) (90) (494) (130) (223) (214) (107) (674) (221) (262) Net cash used in investing activities (178) (189) (7,424) (202) (7,993) (317) (4,628) 123 (216) (5,038) (318) (410) cash flows from financing activities: Exercise of stock options 6 10 70 25 111 8 13 51 130 202 80 24 Iss uance costs for preferred stodt (112) (112) Proceeds from issuance of convertible notes 2,796 (2,796) Proceeds from issuance of dlebt, net 4,866 32,234 37,100 4,964 5,036 9,965 19t6:) I 7,412 Repayment of debt (2,796) (20.229) (23,025) [234) [235) [234) (235) Net cash provided by financing activities 2,802 2,080 70 9,122 14,074 8 4,977 4,853 9,860 7,258 (211) 19, 698 1 Foreign exchange translation adjustment 7 {23) (10) [31) (57) (42) (3} (12} (21} ‘ {78) . 60 (6) Net change in cash (4,090) 1,266 (12,292) 6.082 (9,034) (4,662) (3,868) (851) 5,891 (3,490) (164) (7,307) cash,beg”nning of year 22,898 18,808 20,074 7,782 22,898 13,864 9,202 5,334 4;483 13,864 10,3 74 s 10.210 cash, end of year s 18,808 s 20,074 s 7,782 s 13,864 $ 13,864 $ 9,202 $ 5,334 $ 4,483 s 10,374 $ 10 374 s 10,110 s 2,.903

# ZeroFox GAAP to Non-GAAP Reconciliation

| Non-GAAP gross profit and gross margin (unaudited) | 1Q21 | 2Q21 | 3Q21 | 4Q21 | FY21 | 1Q22 | 2Q22 | 3Q22 | 4Q22 | FY22 | 1Q23 | 2Q23 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Revenue | $ 5,566 | $ 5,939 | $ 6,957 | $ 10,076 | **$ 28,538** | $ 10,987 | $ 11,703 | $ 11,916 | $ 12,827 | **$ 47,433** | $ 13,591 | $ 15,152 |
| Gross profit | $ 3,660 | $ 4,460 | $ 4,713 | $ 6,059 | **$ 18,892** | $ 7,372 | $ 7,585 | $ 7,637 | $ 8,482 | **$ 31,076** | $ 9,342 | $ 10,672 |
| Add: Stock-based compensation expense | 3 | - | - | - | **3** | 5 | 9 | 26 | 10 | **50** | 10 | 10 |
| Add: Amortization of acquired intangible assets | - | - | 35 | 105 | **140** | 105 | 120 | 128 | 128 | **481** | 128 | 128 |
| Non-GAAP gross profit | $ 3,663 | $ 4,460 | $ 4,748 | $ 6,164 | **$ 19,035** | $ 7,482 | $ 7,714 | $ 7,791 | $ 8,620 | **$ 31,607** | $ 9,480 | $ 10,810 |
| Gross margin | 66% | 75% | 68% | 60% | **66%** | 67% | 65% | 64% | 66% | **66%** | 69% | 70% |
| Non-GAAP gross margin | 66% | 75% | 68% | 61% | **67%** | 68% | 66% | 65% | 67% | **67%** | 70% | 71% |

| Non-GAAP loss from operations (unaudited) | 1Q21 | 2Q21 | 3Q21 | 4Q21 | FY21 | 1Q22 | 2Q22 | 3Q22 | 4Q22 | FY22 | 1Q23 | 2Q23 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Loss from operations | $ (5,184) | $ (3,613) | $ (3,670) | $ (5,730) | **$ (18,197)** | $ (3,497) | $ (13,749) | $ (1,734) | $ (9,035) | **$ (28,015)** | $ (8,099) | $ (13,248) |
| Add: Stock-based compensation expense | 96 | 113 | 88 | 153 | **450** | 133 | 187 | 194 | 182 | **696** | 374 | 478 |
| Add: Amortization of acquired intangible assets | - | - | 325 | 593 | **918** | 688 | 756 | 789 | 789 | **3,022** | 789 | 790 |
| Add: Public company offering costs | - | - | - | - | **-** | 55 | 1,368 | (1,423) | 3,521 | **3,521** | 775 | 2,459 |
| Non-GAAP loss from operations | $ (5,088) | $ (3,500) | $ (3,257) | $ (4,984) | **$ (16,829)** | $ (2,621) | $ (11,438) | $ (2,174) | $ (4,543) | **$ (20,776)** | $ (6,161) | $ (9,521) |

ZeroFox Key Business Metrics (unaudited) 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 (dollars in thousands) ARR $ 22,870 $ 24,628 $ 39,279 $ 44,088 $ 45,628 $ 49,344 $ 51,126 $ 53,930 $ 57,091 $ 61,343 Subscription customers 452 471 666 692 721 763 798 835 883 914

IDX Income Statement

IDX Balance Sheet (unaudited} Mar20 Jun20 Sep20 Dec20 Mar21 Jun21 Sep21 Dec21 Mar22 Jun22 (dollars in thousands) Assets Current assets: Cash and cash equivalents $ 8,991 $ 11,933 $ 13,215 $ 14,743 $ 15,085 $ 15,643 $ 17,484 $ 17,986 $ 15,697 $ 17,012 Accounts receivable, net 8,727 9,016 9,352 8,823 8,676 10,482 10,700 9,997 11,119 12,037 Prepaid expenses and other assets 914 706 785 883 1,569 895 1,002 953 1,416 1,071 Capitalized contract costs 1,703 1,499 1,363 819 567 738 889 826 807 1,065 Total current assets 20,335 23,154 24,715 25,268 25,897 27,758 30,075 29,762 29,139 31,185 Property and equipment, net 214 188 154 126 162 140 143 U7 141 128 Deferred tax asset 530 535 535 1,428 1,428 1,299 1,229 1,145 1,227 Tota I assets $ 21rQ79 $ 23,877 25,404 $ 27,723 $ 297 31?52 Is 31,417 $ 30,737 32,728 I Uabiities, redeemable convertible preferred stock, and Current lia bilities: Accounts payable $ 6,110 $ 7,135 $ 7,104 $ 6,366 $ 7,264 $ 6,631 $ 7,293 $ 7,286 $ 7,471 $ 7,950 Accrued compensation and expenses and other current 279 2,879 2,666 4,052 4,948 5,349 5,338 6,606 5,530 5,681 CUrrent insta l ments of capital lease 61 64 66 68 52 35 18 CUrrent portion of convertible debt, carried at fair value 2,445 2,724 2,924 CUrrent portion of long-term debt 5,622 5,626 5,637 833 2,500 3,333 Deferred revenue 10,661 10,132 9,991 7,505 4,991 6,468 7,156 7,112 8,869 Total current liabilities 25,033 25,836 25,464 17,991 17,255 18,483 20,638 564 25,337 28,757 Deferred revenue, net 1,744 1,744 1,744 1,736 2,116 2,472 1,610 Acaued expenses, long-term 160 160 160 463 463 463 454 750 759 779 Convertible debt, carried at fair value 1,733 1 2,191 Long term debt,net 5,221 5,277 5,335 9,984 11,761 11,806 9,152 8,319 7,487 6,655 Total liabilities 30,414 31,273 30,959 31,915 I 31,224 31,496 34,171 36,749 36,055 37,801 Redeemable convertib e preferred stock 32,451 31,451 32,451 32,451 32,451 32,451 32,451 64,902 65,166 65,166 Stockholders’ deficit Common stock 1 1 1 1 1 1 1 1 1 1 Additional paid-in ca pital 559 567 524 586 599 322 668 8 24 Accumulated defiCit (42,346) (40,415) (38,531) (37,95) I (36,552) (35,723) (35,539) (70,235) (70,493) (70,264) Accumulated other comprehensive (loss) income Tota I stockholders’ deficit (41,786) (39,847) (38,006) (37,308) 1 (35,951) (35,400) (34,870) (70,234) (70,484) (70,239) Total liabilities, redeemable convertible preferred stock, and stockholders’ deficit $ 11,079 $ 23,877 $ 25,404 $ 27,058 1 $ 27,723 $ 29,547 $ 31,752 $ 31,417 $ 30,737 $ 32,728

# IDX Cash Flow Statement

| *(unaudited)* | 1Q20 | 2Q20 | 3Q20 | 4Q20 | CY20 | 1Q21 | 2Q21 | 3Q21 | 4Q21 | CY21 | 1Q22 | 2Q22 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | | (dollars in thousands) | | | | | | |
| Cash flows from operating activities: | | | | | | | | | | | | |
| Net loss | $ 2,203 | $ 1,931 | $ 973 | $ 1,547 | $ 6,654 | $ 1,343 | $ 829 | $ 184 | $ (2,883) | $ (527) | $ (258) | $ 229 |
| Adjustments to reconcile net loss to net cash used in | | | | | | | | | | | | |
| Depreciation and amortization | 35 | 35 | 34 | 32 | 136 | 31 | 32 | 31 | 27 | 121 | 21 | 18 |
| Amortization of deferred debt issuance costs | 78 | 35 | 36 | 141 | 290 | 1 | 1 | 1 | 1 | 4 | 1 | 1 |
| Stock-based compensation expense | 12 | 9 | 9 | 8 | 38 | 6 | 5 | 11 | 7 | 29 | 6 | 7 |
| Gain on warrant exercised | - | - | - | - | - | - | - | - | - | - | (8) | - |
| Loss on sale of asset | - | - | - | - | - | 2 | - | (2) | - | - | - | 1 |
| Provision for bad debts | - | - | - | - | - | 49 | (11) | (38) | - | - | (97) | (33) |
| Change in fair value of warrants | - | - | - | - | - | - | - | - | 1,943 | 1,943 | - | 133 |
| Change in fair value of debt | - | - | 140 | 41 | 181 | 44 | 45 | 370 | 253 | 712 | 279 | 200 |
| Loss on extinguishment of debt | - | - | - | - | - | - | - | - | - | - | - | - |
| Deferred taxes | - | (5) | (894) | - | (899) | - | - | 130 | 69 | 199 | 85 | (82) |
| Other | 42 | 42 | (124) | 41 | 1 | - | - | 73 | 102 | 175 | - | - |
| Changes in operating assets and liabilities: | | | | | | | | | | | | |
| Accounts receivable | 862 | (288) | (71) | 263 | 766 | 98 | (1,795) | (251) | 602 | (1,346) | (1,125) | (785) |
| Prepaid expenses and other assets | (256) | 208 | (391) | 214 | (225) | (686) | 674 | (107) | 49 | (70) | (426) | 346 |
| Other long-term assets | - | - | - | (37) | (37) | - | - | - | - | - | - | - |
| Capitalized contract costs | 112 | 204 | 137 | 343 | 796 | 252 | (155) | (165) | (1) | (69) | (30) | (135) |
| Accounts payable | (1,666) | 1,324 | 1,060 | (738) | (20) | 898 | (633) | 662 | (7) | 920 | 184 | 480 |
| Accounts expenses and other liabilities | - | - | 399 | (11) | 388 | 896 | 85 | 292 | (423) | 850 | (794) | 35 |
| Deferred revenue | 958 | (529) | (6) | (877) | (454) | (2,514) | 1,478 | 679 | 784 | 427 | (92) | 896 |
| Net cash used in operating activities | 2,380 | 2,966 | 1,302 | 967 | 7,615 | 420 | 555 | 1,870 | 523 | 3,368 | (2,254) | 1,311 |
| Cash flows from investing activities: | | | | | | | | | | | | |
| Business acquistion, net of cash acquired | - | - | - | - | - | - | - | - | - | - | - | - |
| Purchases of property and equipment | - | (9) | (1) | (5) | (15) | (69) | (10) | (35) | (11) | (125) | (36) | (6) |
| Capitalized software | - | - | - | - | - | - | - | - | - | - | - | - |
| Net cash used in investing activities | - | (9) | (1) | (5) | (15) | (69) | (10) | (35) | (11) | (125) | (36) | (6) |
| Cash flows from financing activities: | | | | | | | | | | | | |
| Exercise of stock options | 7 | - | - | 2 | 9 | 7 | 32 | 23 | 8 | 70 | 1 | 10 |
| Proceeds from issuance of debt, net | - | - | - | 9,983 | 9,983 | - | - | - | (2) | (2) | - | - |
| Repayment of debt | (1,092) | - | 14 | (9,422) | (10,500) | - | (2) | - | 2 | - | - | - |
| Repayment of capital lease obligations | (14) | (15) | (33) | 3 | (59) | (16) | (17) | (17) | (18) | (68) | - | - |
| Net cash provided by financing activities | (1,099) | (15) | (19) | 566 | (567) | (9) | 13 | 6 | (10) | - | 1 | 10 |
| Net change in cash | 1,281 | 2,942 | 1,282 | 1,528 | 7,033 | 342 | 558 | 1,841 | 502 | 3,243 | (2,289) | 1,315 |
| Cash, beginning of year | 7,710 | 8,991 | 11,933 | 13,215 | 7,710 | 14,743 | 15,085 | 15,643 | 17,484 | 14,743 | 17,986 | 15,697 |
| Cash, end of year | $ 8,991 | $ 11,933 | $ 13,215 | $ 14,743 | $ 14,743 | $ 15,085 | $ 15,643 | $ 17,484 | $ 17,986 | $ 17,986 | $ 15,697 | $ 17,012 |

Shares Outstanding Total Shares (in millions) ZeroFox I lOX Shareholders 112.9 * 1.3 million L&F earnout shares subject to forfeiture: L&F Class B Shares (Trust) 1.0 1/3 Vesting @ $12.50 L&F Class A Shares (Sponsor) * 4.3 1/3 Vesting @ $15.00 Shares Outstanding 118.2 1/3 Vesting@ $17.50 **The exercise price for the Public and Private Warrants at $11.50 Public Warrants ** 8.6 Private Warrants ** 7.6 *** Forced conversion for Shares from Convertible Notes when Shares from Convertible Note *** ,. 13.0 20-day weighted average stock trading exceeds the following triggers: Shares Including Warrants and Convertible Securities 147.4 After year one anniversary 150% $ 17.25 Outstanding Options 8.2 After year two anniversary 130% $ 14.95 2022 Equity Incentive Plan 11.8 Shares Fully Diluted for Equity Plan Securitjes 167.4 H

Appendix

Senior Executive Team James C. Foster Mike Price Tim Bender Founder, Chairman & Chief Technology Chief Financial Officer CEO Officer Renowned thought leader on cyber security with 20+ years of experience and a dozen Over 20 years of cyber security experience Over 20 years of strategic, financial and published books. Previously founded Ciphent with a focus on enterprise vulnerability, operation planning experience with (acquired by Accuvant/Optiv), Foundstone risk, and application security systems technology growth companies. Previous IPO (McAfee), & Guardent (Verisign) experience at Vocus / Cision Tom Kevin Reardon Kelly Scott O’Rourke John Prestridge CEO, Chief Operating IDX Chief Revenue Officer Chief Marketing Officer Officer Over 20 years of experience in enterprise sales Operational executive with over 25 years of marketing, product, and sales leadership roles within the cyber security, cyber security experience and multiple decades of experience technology and telecommunications industries. successful exits for B2B software companies